Exhibit 10.37

REGISTRATION RIGHTS AGREEMENT
Dated as of October 12, 2006
among
Finisar Corporation
and
The Initial Purchasers of Finisar Corporation’s
2 1/2% Convertible Senior Subordinated Notes due 2010

REGISTRATION RIGHTS AGREEMENT
     This Registration Rights Agreement (the “Agreement”) is made and entered into this 12th day of October, 2006, among Finisar Corporation, a Delaware corporation (the “Company”), and the initial purchasers of the Company’s Notes (as such term is defined below) named in Exhibit A hereto (each, an “Initial Purchaser,” and collectively, the “Initial Purchasers”), pursuant to those separate Exchange Agreements, dated October 6, 2006, between the Company and each of the Initial Purchasers (collectively, the “Exchange Agreement”). In order to induce the Initial Purchasers to enter into the Exchange Agreement and in satisfaction of a condition to the Initial Purchasers’ obligations thereunder, the Company has agreed to provide to the Initial Purchasers and their direct and indirect transferees and assigns the registration rights set forth in this Agreement.
     In consideration of the foregoing, the parties hereto agree as follows:
     1. Definitions.
     As used in this Agreement, the following capitalized defined terms shall have the following meanings:
     “1933 Act” shall mean the Securities Act of 1933, as amended from time to time, and the rules and regulations of the SEC promulgated thereunder.
     “1934 Act” shall mean the Securities Exchange Act of l934, as amended from time to time, and the rules and regulations of the SEC promulgated thereunder.
     “Closing Date” shall mean the date of the Closing as defined in Section 1.2 of the Exchange Agreement.
     “Common Stock” shall mean common stock, $0.001 par value per share, of the Company.
     “Company” shall have the meaning set forth in the preamble to this Agreement and also includes the Company’s successors.
     “Depositary” shall mean The Depository Trust Company, or any other depositary appointed by the Company; provided, however, that any such depositary must have an address in The Borough of Manhattan, The City of New York.
     “Effectiveness Period” shall have the meaning set forth in Section 2.1(a) hereof.
     “Effectiveness Target Date” shall mean the one hundred eightieth (180th) day after the Closing Date.
     “Exchange Agreement” shall have the meaning set forth in the preamble to this Agreement.

     “Filing Date” shall mean the sixtieth (60th) day after the Closing Date.
     “Holder” shall mean an Initial Purchaser, for so long as it owns any Registrable Securities, and each of its successors, assigns and direct and indirect transferees who become registered owners of Registrable Securities under the Indenture.
     “Indenture” shall mean the Indenture relating to the Securities, dated as of October 12, 2006, between the Company and U.S. Bank National Association, as trustee, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.
     “Initial Purchaser” or “Initial Purchasers” shall have the meaning set forth in the preamble to this Agreement.
     “Liquidated Damages” shall have the meaning set forth in Section 2.4 hereof.
     “Majority Holders” shall mean the Holders of a majority of the aggregate principal amount of Registrable Securities outstanding; provided, that whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or any of its affiliates (as such term is defined in Rule 405 under the 1933 Act) shall be disregarded in determining whether such consent or approval was given by the Holders of such required percentage.
     “NASD” shall mean the National Association of Securities Dealers, Inc.
     “Notes” shall mean the 2 1/2% Convertible Senior Subordinated Notes due 2010 of the Company to be purchased pursuant to the Exchange Agreement.
     “Person” shall mean an individual, partnership, corporation, limited liability company, joint venture, trust or unincorporated organization, or a government or agency or political subdivision thereof.
     “Prospectus” shall mean the prospectus included in any Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to any such prospectus, including post-effective amendments, and in each case including all material incorporated or deemed to be incorporated by reference therein.
     “Registrable Securities” shall mean the Notes and the shares of Common Stock into which the Notes are convertible, upon original issuance thereof, and at all times subsequent thereto; provided, however, that any Securities shall cease to be Registrable Securities when (i) a Registration Statement with respect to such Securities shall have been declared effective under the 1933 Act and such Securities shall have been sold pursuant to such Registration Statement, (ii) such Securities shall have been sold to the public pursuant to Rule l44 (or any similar provision then in force, other than Rule 144A) under the 1933 Act, or (iii) such Securities shall have ceased to be outstanding.

     “Registration Default” shall have the meaning set forth in Section 2.4 hereof.
     “Registration Expenses” shall mean any and all expenses incident to performance of or compliance by the Company with this Agreement, including without limitation: (i) all SEC, stock exchange or NASD registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state or other securities or blue sky laws and compliance with the rules of the NASD (including reasonable fees and disbursements of counsel for any underwriters or Holders in connection with qualification of any Registrable Securities under state or other securities or blue sky laws and any filing with and review by the NASD), (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto, any underwriting agreements, securities sales agreements, certificates representing the Securities and other documents relating to the performance of and compliance with this Agreement, (iv) all fees and expenses incurred in connection with the listing, if any, of any of the Registrable Securities on any securities exchange or exchanges or on any quotation system, (v) all rating agency fees, (vi) all fees and disbursements relating to the qualification of the Indenture under applicable securities laws, (vii) the fees and disbursements of counsel for the Company and the fees and expenses of independent public accountants for the Company or for any other Person, business or assets whose financial statements are included in any Registration Statement or Prospectus, including the expenses of any special audits or “cold comfort” letters required by or incident to such performance and compliance, (viii) the fees and expenses of a “qualified independent underwriter” as defined by Conduct Rule 2720 of the NASD (if required by the NASD rules) and the fees and disbursements of its counsel, (ix) the fees and expenses of the Trustee, any registrar, any depositary, any paying agent, any escrow agent or any custodian, in each case including their respective counsel, and (x) any fees and disbursements of the underwriters customarily paid by issuers or sellers of securities and the fees and expenses of any special experts retained by the Company in connection with any Registration Statement, but excluding underwriting discounts and commissions and any transfer taxes, if any, relating to the sale or disposition of Registrable Securities by a Holder.
     “Registration Statement” shall mean any registration statement of the Company pursuant to the provisions of Section 2 of this Agreement that covers all of the Registrable Securities on an appropriate form under Rule 415 under the 1933 Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated or deemed to be incorporated by reference therein.
     “SEC” shall mean the Securities and Exchange Commission or any successor agency or government body performing the functions currently performed by the United States Securities and Exchange Commission.
     “Securities” shall mean the Notes and the shares of Common Stock into which the Notes are convertible, upon original issuance thereof, and at all times subsequent thereto.
     “Selling Securityholder Questionnaire” means the Form of Selling Securityholder Questionnaire attached as Exhibit B hereto.

      “Shelf Registration” shall have the meaning set forth in Section 2.1 hereof.
      “TIA” shall mean the Trust Indenture Act of 1939, as amended from time to time, and the rules and regulations of the SEC promulgated thereunder.
      “Trustee” shall mean the trustee with respect to the Securities under the Indenture.
      “Underwriters” shall have the meaning set forth in Section 4(a) hereof.
      For purposes of this Agreement, (i) all references in this Agreement to any Registration Statement or Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the SEC pursuant to its Electronic Data Gathering, Analysis and Retrieval system; (ii) all references in this Agreement to financial statements and schedules and other information which is “contained”, “included” or “stated” in any Registration Statement or Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated or deemed to be incorporated by reference in such Registration Statement or Prospectus, as the case may be; and (iii) all references in this Agreement to amendments or supplements to any Registration Statement or Prospectus shall be deemed to mean and include the filing of any document under the 1934 Act which is incorporated or deemed to be incorporated by reference in such Registration Statement or Prospectus, as the case may be.
      2. Registration Under the 1933 Act.
      2.1 Shelf Registration.
     (a) The Company shall, no later than the Filing Date, file with the SEC a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 under the 1933 Act registering the resale by Holders thereof of the Registrable Securities (the “Shelf Registration”). The Shelf Registration shall be on Form S-3 under the 1933 Act or another appropriate form permitting registration of such Registrable Securities for resale by the Holders in the manner or manners reasonably designated by them (including, without limitation, one or more underwritten offerings). The Company shall not permit any securities other than Registrable Securities to be included in the Shelf Registration. The Company shall use its best efforts to cause the Registration Statement to be declared effective by the SEC as promptly as practicable, but no later than the Effectiveness Target Date, and to keep such Registration Statement effective, supplemented and amended as required, in order to permit the Prospectus forming a part thereof to be useable by the Holders until the earliest of (i) the date that is two years after the last date of original issuance of any of the Notes, (ii) the date when the Holders are able to sell all of their Securities immediately without restriction pursuant to the volume limitation provisions of Rule 144 under the 1933 Act or otherwise, or (iii) all of the Registrable Securities covered by the Registration Statement have been sold pursuant to the Registration Statement (the “Effectiveness Period”); provided, however, that the Effectiveness Period in respect of the Registration Statement shall be extended to the extent required to permit dealers to comply with the applicable prospectus delivery requirements of Rule 174 under the 1933 Act and as otherwise provided herein.

     (b) Notwithstanding any other provisions hereof, the Company shall use its best efforts to ensure that (i) any Registration Statement and any amendment thereto and any Prospectus forming a part thereof and any supplements thereto complies in all material respects with the 1933 Act, (ii) any Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any Prospectus forming a part of any Registration Statement and any amendment or supplement to such Prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
     (c) The Company further agrees, if necessary, to supplement or amend the Registration Statement, as required by Section 3(b) below, and to furnish to the Holders of Registrable Securities copies of any such supplement or amendment promptly after its being used or filed with the SEC.
     2.2 Expenses. The Company shall pay all Registration Expenses in connection with the Shelf Registration and any Registration Statement. Each Holder shall pay all fees and disbursements of its counsel, other than as set forth in the preceding sentence or in the definition of Registration Expenses, and all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder’s Registrable Securities pursuant to the Registration Statement.
     2.3 Effectiveness.
     (a) The Company shall be deemed not to have used its best efforts to cause the Registration Statement to become, or to remain, effective during the requisite periods set forth herein if the Company voluntarily takes any action that would, or omits to take any action such that the omission would, result in any such Registration Statement not being declared effective or remaining effective, or in the Holders of Registrable Securities covered thereby not being able to offer and sell such Registrable Securities during that period as and to the extent contemplated hereby, unless such action is required by applicable law.
     (b) The Registration Statement shall not be deemed to have become effective unless it has been declared effective by the SEC or has automatically become effective in accordance with the rules and regulations adopted by the SEC; provided, however, that if, after it has been declared effective, the offering of Registrable Securities pursuant to the Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Registration Statement shall be deemed not to have been effective during the period of such interference, until the offering of Registrable Securities pursuant to such Registration Statement may legally resume.
     2.4 Liquidated Damages. In the event that (a) the Registration Statement has not been filed with the SEC on the day following the Filing Date, (b) the Registration Statement is not declared effective by the SEC on the day following the Effectiveness Target Date, (c) the Registration Statement, previously declared effective, shall cease to be effective or usable at any time during the Effectiveness Period for any reason without being succeeded within five business days by a post-effective amendment to such Registration Statement or a report filed with the SEC pursuant to the 1934 Act that cures such failure or (d) the Company suspends the use of any Prospectus related to the Registration Statement for a period exceeding thirty (30) days in any consecutive three-month period or exceeding an aggregate of ninety (90) days in any consecutive twelve-month period (each such event referred to in clauses (a) through (d) above, a “Registration Default”), then additional interest shall be borne by the Notes in the form of liquidated damages (“Liquidated Damages”) at a rate per year equal to: (i) one-quarter of one percent (0.25%) of the outstanding principal amount of the Notes from and including the day of such Registration Default to and including the 90th day following such Registration Default and (ii) one half of one percent (0.50%) of the outstanding principal amount of Notes from and after the ninety-first (91st) day following the occurrence of such Registration Default; provided that the aggregate increase in such interest rate will in no event exceed one half of one percent (0.50%) per annum.
     If a holder has converted some or all of its Notes into Common Stock, the Holder will not be entitled to receive any Liquidated Damages with respect to such Common Stock or the principal amount of the Notes that have been so converted. In addition, in no event will Liquidated Damages be payable in connection with a Registration Default relating to a failure to register the Common Stock deliverable upon conversion of the Notes. For the avoidance of doubt, if the Company fails to register both the Notes and the Common Stock deliverable upon conversion of the Notes, then Liquidated Damages will be payable solely in connection with the Registration Default relating to the failure to register the Notes.
     Upon the cure of such Registration Default, the accrual of Liquidated Damages will cease and the interest rate will revert to the original rate so long as no other Registration Default shall have occurred and shall be continuing at such time and the Company is otherwise in compliance with this Agreement; provided, however, that, if after any such reduction in interest rate, one or more Registration Defaults shall again occur, the interest rate shall again be increased pursuant to the foregoing provisions. A Registration Default under clause (a) above shall be cured on the date that the Shelf Registration is filed with the SEC; a Registration Default under clause (b) above shall be cured on the date that the Shelf Registration is declared effective by the SEC; a Registration Default under clause (c) above shall be cured on the date the Shelf Registration is declared effective or useable; and a Registration Default under clause (d) above shall be cured on the date the Prospectus is declared useable by the Company.
     The Company shall notify the Trustee within three business days after each and every date on which a Registration Default occurs. Liquidated Damages shall be paid by the Company semi-annually in arrears to the Holders by depositing with the Trustee, in trust, for the benefit of the Holders of Registrable Securities, on or before the applicable semiannual interest payment date, immediately available funds in sums sufficient to pay the Liquidated Damages then due. The accrued Liquidated Damages shall be payable on each interest payment date to the record Holder of Securities entitled to receive the interest payment to be paid on such date as set forth in the Indenture. Each obligation to pay Liquidated Damages shall be deemed to accrue from and including the applicable Registration Default to, but excluding, the day on which the Registration Default has been cured.

      2.5 Specific Enforcement. Without limiting the remedies available to the Holders, the Company acknowledges that any failure by the Company to comply with its obligations under this Section 2 may result in material irreparable injury to the Holders for which there is no adequate remedy at law, that it would not be possible to measure damages for such injuries precisely and that, in the event of any such failure, any Holder may obtain such relief as may be required to specifically enforce the Company’s obligations under this Section 2.
      3. Registration Procedures.
      In connection with the obligations of the Company with respect to the Shelf Registration and the Registration Statement pursuant to Section 2 hereof, the Company shall:
     (a) prepare and file with the SEC a Registration Statement within the period specified in Section 2, on the appropriate form under the 1933 Act, which form (i) shall be selected by the Company, (ii) shall be available for the sale of the Registrable Securities by the selling Holders thereof, and (iii) shall comply as to form in all material respects with the requirements of the applicable form and include or incorporate by reference all financial statements required by the SEC to be filed therewith or incorporated by reference therein, and use its best efforts to cause such Registration Statement to become effective and remain effective in accordance with Section 2 hereof;
     (b) prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary under applicable law to keep such Registration Statement effective for the applicable period; cause each Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provision then in force) under the 1933 Act; and comply with the provisions of the 1933 Act and the 1934 Act with respect to the disposition of all securities covered by a Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the selling Holders thereof;
     (c) (i) notify each Holder of Registrable Securities, at least five business days prior to filing, that a Registration Statement with respect to the Registrable Securities is being filed and advising such Holders that the distribution of Registrable Securities will be made in accordance with the method elected by the Majority Holders; (ii) furnish to each Holder of Registrable Securities, to counsel for the Holders and to each underwriter of an underwritten offering of Registrable Securities, if any, without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as such Holder, counsel or underwriter may reasonably request, including financial statements and schedules and, if such Holder, counsel or underwriter so requests, all exhibits (including those incorporated by reference) in order to facilitate the public sale or other disposition of the Registrable Securities; and (iii) the Company hereby consents to the use of the Prospectus, including each preliminary Prospectus, or any amendment or supplement thereto by each of the Holders and underwriters of Registrable Securities in connection with the offering and sale of the Registrable Securities covered by any Prospectus or any amendment or supplement thereto;

     (d) use its best efforts to register or qualify the Registrable Securities under all applicable state securities or “blue sky” laws of such jurisdictions as any Holder of Registrable Securities covered by a Registration Statement and each underwriter of an underwritten offering of Registrable Securities shall reasonably request, to cooperate with the Holders and the underwriters of any Registrable Securities in connection with any filings required to be made with the NASD, to keep each such registration or qualification effective during the period such Registration Statement is required to be effective, and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in each such jurisdiction of such Registrable Securities owned by such Holder; provided, however, that the Company shall not be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d) or (ii) take any action which would subject it to general service of process or taxation in any such jurisdiction if it is not then so subject;
     (e) notify each Holder of Registrable Securities and counsel for such Holder promptly and, if requested by such Holder or counsel, confirm such advice in writing promptly (i) when a Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective, (ii) of any request by the SEC or any state securities authority for post-effective amendments or supplements to a Registration Statement or Prospectus or for additional information after a Registration Statement has become effective, (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) if between the effective date of a Registration Statement and the closing of any sale of Registrable Securities covered thereby, the representations and warranties of the Company contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to such offering cease to be true and correct in all material respects, (v) of the happening of any event or the discovery of any facts during the period a Registration Statement is effective which makes any statement made in such Registration Statement or the related Prospectus untrue in any material respect or which constitutes an omission to state a material fact in such Registration Statement or Prospectus or which requires the making of any changes in such Registration Statement or Prospectus in order to make the statements therein not misleading, (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (vii) of any determination by the Company that a post-effective amendment to a Registration Statement would be appropriate;
     (f) furnish counsel for the Holders of Registrable Securities and counsel for any underwriters of Registrable Securities copies of any comment letters received from the SEC or any other request by the SEC or any state securities authority for amendments or supplements to a Registration Statement and Prospectus or for additional information;
     (g) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement as soon as practicable and provide immediate notice to each Holder of the withdrawal of any such order;

     (h) furnish to each Holder of Registrable Securities, and each underwriter, if any, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto, including financial statements and schedules (without documents incorporated or deemed to be incorporated therein by reference or exhibits thereto, unless requested);
     (i) cooperate with the selling Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and cause such Registrable Securities to be in such denominations (consistent with the provisions of the Indenture) and in a form eligible for deposit with the Depositary and registered in such names as the selling Holders or the underwriters, if any, may reasonably request in writing at least three business days prior to the closing of any sale of Registrable Securities;
     (j) upon the occurrence of any event or the discovery of any facts, each as contemplated by Sections 3(e)(v) and 3(e)(vi) hereof, as promptly as practicable after the occurrence of such an event, use its best efforts to prepare a supplement or post-effective amendment to a Registration Statement or the related Prospectus or any document incorporated or deemed to be incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, such Prospectus will not contain at the time of such delivery any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company agrees to notify each Holder to suspend use of the Prospectus as promptly as practicable after the occurrence of such an event, and each Holder hereby agrees to suspend use of the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission. At such time as such public disclosure is otherwise made or the Company determines that such disclosure is not necessary, in each case to correct any misstatement of a material fact or to include any omitted material fact, the Company agrees promptly to notify each Holder of such determination and to furnish each Holder such number of copies of the Prospectus, as amended or supplemented, as such Holder may reasonably request;
     (k) obtain CUSIP numbers for all Registrable Securities not later than the effective date of a Registration Statement, and provide the Trustee with printed certificates for the Registrable Securities in a form eligible for deposit with the Depositary;
     (l) (i) cause the Indenture to be qualified under the TIA in connection with the registration of the Registrable Securities, (ii) cooperate with the Trustee and the Holders to effect such changes, if any, to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the TIA and (iii) execute, and use its best efforts to cause the Trustee to execute, all documents as may be required to effect such changes, if any, and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner;

      (m) enter into agreements (including underwriting agreements) and take all other customary and appropriate actions in order to expedite or facilitate the disposition of such Registrable Securities and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration;
     (i) make such representations and warranties to the Holders of such Registrable Securities and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in similar underwritten offerings as may be reasonably requested by such Holders and underwriters;
     (ii) in connection with any underwritten offering, seek to obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and the Holders of a majority in principal amount of the Registrable Securities being sold) addressed to each selling Holder (where reasonably possible) and the underwriters, if any, covering the matters customarily covered in opinions requested in sales of securities or underwritten offerings and such other matters as may be reasonably requested by such Holders and underwriters;
     (iii) in connection with any underwritten offering, seek to obtain “comfort letters” and updates thereof with respect to such Registration Statement and the Prospectus included therein, all amendments and supplements thereto and all documents incorporated or deemed to be incorporated by referenced therein from the Company’s independent certified public accountants and (where reasonably possible) from the independent certified public accountants for any other Person or any business or assets whose financial statements are included or incorporated by reference in the Registration Statement or Prospectus, each addressed to the underwriters, if any, and (where reasonably possible) to have such letter addressed to the selling Holders of Registrable Securities, such letters to be in customary form and covering matters of the type customarily covered in “comfort letters” to underwriters in connection with similar underwritten offerings;
     (iv) enter into securities sales agreements with the Holders and agents of the Holders providing for, among other things, the appointment of such agents for the selling Holders for the purpose of soliciting purchases of Registrable Securities, which agreements shall be in form, substance and scope customary for similar offerings;
     (v) if an underwriting agreement is entered into in the case of any underwritten offering, cause the same to set forth indemnification and contribution provisions and procedures substantially equivalent to the indemnification and contribution provisions and procedures set forth in Section 4 hereof with respect to the underwriters and all other parties to be indemnified pursuant to Section 4 hereof or, at the request of any underwriters, in the form customarily provided to such underwriters in similar types of transactions; and
     (vi) deliver such other documents and certificates as may be reasonably requested and as are customarily delivered in similar offerings to the Holders of a majority in principal amount of the Registrable Securities being sold and the managing underwriters, if any.
The above shall be done at (i) the effectiveness of such Registration Statement (and, if appropriate, each post-effective amendment thereto) and (ii) each closing under any underwriting or similar agreement as and to the extent required thereunder;
     (n) make available for inspection by representatives of the Holders of the Registrable Securities and any underwriters participating in any disposition pursuant to a Registration Statement and any counsel or accountant retained by such Holders or underwriters, all financial and other records, documents and properties of the Company reasonably requested by any such Persons, and cause the respective officers, directors, employees, and any other agents of the Company to supply all information reasonably requested by any such representative, underwriter, special counsel or accountant in connection with a Registration Statement, and make such representatives of the Company available for discussion of such documents as shall be reasonably requested by the Initial Purchasers;
     (o) a reasonable time prior to filing any Registration Statement, any Prospectus forming a part thereof, any amendment to such Registration Statement or amendment or supplement to such Prospectus, provide copies of such document upon request to the Holders of Registrable Securities, to the Initial Purchasers, to the underwriter or underwriters of an underwritten offering of Registrable Securities, if any, and to counsel for any such Holders, the Initial Purchasers or underwriters, and make such changes in any such document prior to the filing thereof as the Holders of Registrable Securities, the Initial Purchasers, the counsel to the Holders or the underwriter or underwriters or any of their respective counsel may reasonably request; cause the representatives of the Company to be available for discussion of such documents as shall be reasonably requested by the Holders of Registrable Securities, the Initial Purchasers or any underwriter; and shall not at any time make any filing of any such document of which such Holders, the Initial Purchasers, their counsel or any underwriter shall not have previously been advised and furnished a copy or to which the Majority Holders, the Initial Purchasers, their counsel or any underwriter shall reasonably object within a reasonable time period;
     (p) use its best efforts to cause all Registrable Securities to be listed on any securities exchange on which similar debt or equity securities issued by the Company are then listed, if any;
     (q) use its best efforts to cause the Registrable Securities to be rated with the appropriate rating agencies, if so requested by the Majority Holders or by the underwriter or underwriters of an underwritten offering of Registrable Securities, if any, unless the Registrable Securities are already so rated;
     (r) otherwise comply with all applicable rules and regulations of the SEC and make available to its security holders, as soon as reasonably practicable, an earnings statement covering at least twelve (12) months which shall satisfy the provisions of Section 11(a) of the 1933 Act and Rule 158 thereunder; and
     (s) cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter and its counsel (including any “qualified independent underwriter” that is required to be retained in accordance with the rules and regulations of the NASD).
       Each Holder of Registrable Securities agrees that if such Holder wishes to sell Registrable Securities pursuant to the Registration Statement and the related Prospectus, it will deliver a Selling Securityholder Questionnaire to the Company at least three Business Days prior to any intended distribution of the Registrable Securities pursuant to the Registration Statement. Upon receipt of such completed Selling Securityholder Questionnaire, together with such other information as the Company may reasonably request from a Holder of Notes following the effectiveness of the Registration Statement, the Company, as promptly as reasonably practicable, but in any event within five business days of such receipt, file such amendments to the Registration Statement or supplements to the related Prospectus as are necessary to permit such Holder to deliver such Prospectus to Purchasers of Registrable Securities, subject to the right of the Company to suspend the use of the Prospectus as discussed herein. Any Holder that does not complete and deliver a Selling Securityholder Questionnaire or provide such other information will not be named as a selling Holder in the Prospectus and therefore will not be permitted to sell any registrable securities pursuant to the Registration Statement.
       Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event or the discovery of any facts, each of the kind described in Sections 3(e)(ii), 3(e)(iii) or 3(e)(v) through 3(e)(vii) hereof, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to a Registration Statement until receipt by such Holder of (i) the copies of the supplemented or amended Prospectus contemplated by Section 3(j) hereof or (ii) written notice from the Company that the Shelf Registration is once again effective or that no supplement or amendment is required. If so directed by the Company, such Holder will deliver to the Company (at the Company’s expense) all copies in such Holder’s possession, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. Nothing in this paragraph shall prevent the accrual of Liquidated Damages on any Securities.
       In the event that the Company fails to file any Registration Statement and maintain the effectiveness of any such Registration Statement as provided herein, the Company shall not file any Registration Statement with respect to any securities (within the meaning of Section 2(1) of the 1933 Act) of the Company other than Registrable Securities.
       If any of the Registrable Securities covered by any Registration Statement are to be sold in an underwritten offering, the underwriter or underwriters and manager or managers that will manage such offering will be selected by the Majority Holders of such Registrable Securities included in such offering and shall be reasonably acceptable to the Company. No Holder of Registrable Securities may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder’s Registrable Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.
       4. Indemnification and Contribution.
       (a) The Company agrees to indemnify and hold harmless the Initial Purchasers, each Holder, each Person who participates as an underwriter (each, an “Underwriter”) and each Person, if any, who controls any Initial Purchaser, Holder or Underwriter within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:
     (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment or supplement thereto) pursuant to which Registrable Securities were registered under the 1933 Act, including all documents incorporated therein by reference, or any omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto) or any omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;
     (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 4(d) below) any such settlement is effected with the written consent of the Company; and
     (iii) against any and all expense whatsoever, as incurred (including the reasonable fees and disbursements of counsel chosen by any indemnified party), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;
provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by the Initial Purchasers, any Holder or Underwriter expressly for use in a Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto).
     (b) Each Holder, severally but not jointly, agrees to indemnify and hold harmless the Company, the Initial Purchasers, each Underwriter and the other selling Holders, and each of their respective directors and officers, and each Person, if any, who controls the Company, the Initial Purchasers, any Underwriter or any other selling Holder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 4(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any Prospectus included therein (or any amendment or supplement thereto) in reliance upon and in conformity with written information with respect to such Holder furnished to the Company by such Holder expressly for use in the Registration Statement (or any amendment thereto) or such Prospectus (or any amendment or supplement thereto); provided, however, that no such Holder shall be liable for any claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of Registrable Securities pursuant to such Registration Statement.
     (c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure so to notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying party or parties be liable for the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 4 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.
     (d) If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 4(a)(ii) effected without its written consent if (i) such settlement is entered into more than forty-five (45) days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least thirty (30) days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.
     (e) If the indemnification provided for in this Section 4 is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.
     The relative fault of such indemnifying party or parties on the one hand and the indemnified party or parties on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or parties or such indemnified party or parties, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
     (f) The Company, the Holders and the Initial Purchasers agree that it would not be just or equitable if contribution pursuant to this Section 4 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (e) above. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 4 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.
     Notwithstanding the provisions of this Section 4, no Initial Purchaser or Holder shall be required to contribute any amount in excess of the amount by which the total price at which Registrable Securities sold by it pursuant to a Registration Statement were offered exceeds the amount of any damages that such Initial Purchaser, Holder or Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.
     No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.
     For purposes of this Section 4, each Person, if any, who controls an Initial Purchaser, Holder or Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Initial Purchaser, Holder or Underwriter, as the case may be, and each director of the Company, each officer of the Company who signed the Registration Statement and each Person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company. The respective obligations of the Initial Purchasers, Holders, and Underwriters to contribute pursuant to this Section 4 are several in proportion to the principal amount of Securities sold by them pursuant to a Registration Statement and not joint.
     The indemnity and contribution provisions contained in this Section 4 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Initial Purchaser, Holder or Underwriter or any Person controlling any Initial Purchaser, Holder or Underwriter, or by or on behalf of the Company, its officers, or directors or any Person controlling the Company, and (iii) any sale of Registrable Securities pursuant to a Registration Statement.
     5. Miscellaneous.
     5.1 Rule 144 and Rule 144A. For so long as the Company is subject to the reporting requirements of Section 13 or 15 of the 1934 Act, the Company covenants that it will file all reports required to be filed by it under the 1933 Act and Section 13(a) or 15(d) of the 1934 Act and the rules and regulations adopted by the SEC thereunder, that if it ceases to be so required to file such reports, it will upon the request of any Holder or beneficial owner of Registrable Securities (a) make publicly available such information (including, without limitation, the information specified in Rule 144A(d)(4) under the 1933 Act) as is necessary to permit sales pursuant to Rule 144 under the 1933 Act, (b) deliver or cause to be delivered, promptly following a request by any Holder or beneficial owner of Registrable Securities or any prospective purchaser or transferee designated by such Holder or beneficial owner, such information (including, without limitation, the information specified in Rule 144A(d)(4) under the 1933 Act) as is necessary to permit sales pursuant to Rule 144A under the 1933 Act and it will take such further action as any Holder or beneficial owner of Registrable Securities may reasonably request, and (c) take such further action that is reasonable in the circumstances, in each case, to the extent required from time to time to enable such Holder to sell its Registrable Securities without registration under the 1933 Act within the limitation of the exemptions provided by (i) Rule 144 under the 1933 Act, as such Rule may be amended from time to time, (ii) Rule 144A under the 1933 Act, as such Rule may be amended from time to time, or (iii) any similar rules or regulations hereafter adopted by the SEC. Upon the request of any Holder or beneficial owner of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.
     5.2 No Inconsistent Agreements. The Company has not entered into nor will the Company on or after the date of this Agreement enter into any agreement which is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not and will not in any way conflict with and are not and will not be inconsistent with the rights granted to the holders of any of the Company’s other issued and outstanding securities under any other agreements entered into by the Company or any of its subsidiaries.
     5.3 Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of Holders of at least a majority in aggregate principal amount of the outstanding Registrable Securities affected by such amendment, modification, supplement, waiver or departure.
     5.4 Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, registered first-class mail, telecopier or any courier guaranteeing overnight delivery (a) if to a Holder (other than the Initial Purchasers), at the most current address set forth on the records of the registrar under the Indenture, (b) if to an Initial Purchaser, at the most current address given by such Initial Purchaser to the Company by means of a notice given in accordance with the provisions of this Section 5.4, which address initially is the address set forth in the Exchange Agreement with respect to such Initial Purchaser, (c) if to the Company, initially at the Company’s address set forth in the Exchange Agreement, and thereafter at such other address of which notice is given in accordance with the provisions of this Section 5.4, and (d) if to any Underwriter, at the most current address given by such Underwriter to the Company by means of a notice given in accordance with the provisions of this Section 5.4, which address initially is the address set forth in the applicable underwriting agreement.
     All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; two business days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged, if telecopied; and on the next business day if timely delivered to an air courier guaranteeing overnight delivery.
     Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee, at the address specified in the Indenture.
     5.5 Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders; provided, that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms hereof or of the Exchange Agreement or the Indenture. If any transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities, such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement, including the restrictions on resale set forth in this Agreement and, if applicable, the Exchange Agreement, and such person shall be entitled to receive the benefits hereof.
     5.6 Third Party Beneficiaries. Each Holder of Registrable Securities shall be a third party beneficiary to the agreements made hereunder between the Company, on the one hand, and the Initial Purchasers, on the other hand, and shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights hereunder.
     5.7 Restriction on Resales. If (i) the Company or any of its subsidiaries or affiliates (as defined in Rule 144 under the 1933 Act) shall redeem, purchase or otherwise acquire any Registrable Security which is a “restricted security” within the meaning of Rule 144 under the

1933 Act, the Company will deliver or cause to be delivered such Registrable Security to the Trustee for cancellation and neither the Company nor any of its subsidiaries or affiliates will hold or resell such Registrable Security or issue any new Security to replace the same.
     5.8 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.
     5.9 Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.
     5.10 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS PRINCIPLES OF CONFLICT OF LAWS THEREOF.
     5.11 Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.
[Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

FINISAR CORPORATION
By:	/s/ Jerry S. Rawls
	Name:	Jerry S. Rawls
	Title:	President and CEO

[Signature Page to Registration Rights Agreement]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

PURCHASER Aristeia International Limited
By:	/s/ Anthony Frascella
	Name:	Anthony Frascella
	Title:	Managing Member of the Manager

[Signature Page to Registration Rights Agreement]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

PURCHASER Aristeia Partners LP
By:	/s/ Anthony Frascella
	Name:	Anthony Frascella
	Title:	Managing Member of the Manager

[Signature Page to Registration Rights Agreement]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

PURCHASER Calamos Advisors LLC
By:	/s/ David H. Butler
	Name:	David H. Butler
	Title:	SVP/Head Trader

[Signature Page to Registration Rights Agreement]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

PURCHASER CNH CA Master Account, L.P.
By:	/s/ Bradley Asness
	Name:	Bradley Asness
	Title:	General Counsel

[Signature Page to Registration Rights Agreement]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

PURCHASER Fore Convertible Master Fund Ltd.
By:	/s/ Hareesh Paranjape
	Name:	Hareesh Paranjape
	Title:	Assistant Secretary

[Signature Page to Registration Rights Agreement]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

PURCHASER Fore ERISA Fund Ltd.
By:	/s/ Hareesh Paranjape
	Name:	Hareesh Paranjape
	Title:	Assistant Secretary

[Signature Page to Registration Rights Agreement]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

PURCHASER Fore Multi Strategy Master Fund Ltd.
By:	/s/ Hareesh Paranjape
	Name:	Hareesh Paranjape
	Title:	Assistant Secretary

[Signature Page to Registration Rights Agreement]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

PURCHASER FGO Master Fund Ltd.
By:	/s/ Hareesh Paranjape
	Name:	Hareesh Paranjape
	Title:	Assistant Secretary

[Signature Page to Registration Rights Agreement]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

PURCHASER Man Mac 1 Ltd.
By:	/s/ Hareesh Paranjape
	Name:	Hareesh Paranjape
	Title:	Chief Portfolio Manager Fore Research & Management, LP Acting on behalf of Man Mac 1 Ltd.

[Signature Page to Registration Rights Agreement]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

PURCHASER Symphony Asset Management
By:	/s/ Eric White
	Name:	Eric White
	Title:	Trade Operations Specialist

[Signature Page to Registration Rights Agreement]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

PURCHASER Wolverine Asset Management
By:	/s/ David Miller
	Name:	David Miller
Title:

[Signature Page to Registration Rights Agreement]

EXHIBIT A
LIST OF INITIAL PURCHASERS
Name of Initial Purchaser
Aristeia International Limited
Aristeia Partners LP
Arpeggio Fund
Calamos Market Neutral Fund — Calamos Investment Trust
CNH CA Master Account, L.P.
CSV Limited
Encore Fund LP
Fore Convertible Master Fund Ltd.
Fore ERISA Fund Ltd.
Fore Multi Strategy Master Fund Ltd.
FGO Master Fund Ltd.
Fortissimo Fund
IMF Converts
Man Mac 1 Limited
Rhapsody Fund
Wolverine Asset Management

EXHIBIT B
SELLING SECURITYHOLDER QUESTIONNAIRE
     The undersigned beneficial owner (the “Selling Securityholder”) of the 2 1/2% Convertible Senior Subordinated Notes due 2010 (the “Notes”) of Finisar Corporation (the “Company”) or the shares of the Company’s Common Stock, par value $0.001 per share, issuable upon conversion of the Notes (the “Common Stock” and, together with the Notes, the “Registrable Securities”) hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities beneficially owned by it and listed below in Item 3 (unless otherwise specified under Item 3) pursuant to the Shelf Registration Statement. The undersigned, by signing and returning this Selling Securityholder Questionnaire, understands that it will be bound by the terms and conditions of this Selling Securityholder Questionnaire and the Registration Rights Agreement.
     Pursuant to the Registration Rights Agreement, the undersigned has agreed to indemnify and hold harmless the Company’s directors, the Company’s officers and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), from and against certain losses arising in connection with statements concerning the undersigned made in the Shelf Registration Statement or the related prospectus in reliance upon the information provided in this Selling Securityholder Questionnaire. The undersigned hereby acknowledges its obligations under the Registration Rights Agreement to indemnify and hold harmless certain persons set forth therein.
     The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:
(1)	(a)	Full Legal Name of Selling Securityholder:

	(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities listed in (3) below are held:

	(c)	Full Legal Name of DTC Participant (if applicable and if not the same as (b) above) through which Registrable Securities listed in (3) below are held:

(2)	Address for Notices to Selling Securityholder:

Telephone (including area code):

Fax (including area code):

Contact Person:

(3)	Beneficial Ownership of Registrable Securities:

(a)	Type and Principal Amount/Number of Registrable Securities beneficially owned:

(b)	CUSIP No(s). of such Registrable Securities beneficially owned:

(4)	Beneficial Ownership of Other Securities of the Company Owned by the Selling Securityholder:

Except as set forth below in this Item (4), the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item (3).
(a)	Type and Amount of Other Securities beneficially owned by the Selling Securityholder:

(b)	CUSIP No(s). of such Other Securities beneficially owned:

(5)	Relationship with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

(6)	Is the Selling Securityholder a registered broker-dealer?
Yes	☐

No	☐
If “Yes”, please answer subsection (a) and subsection (b):
(a)	Did the Selling Securityholder acquire the Registrable Securities as compensation for underwriting/broker-dealer activities to the Company?

2

Yes	☐

No	☐
(b)	If you answered “No” to question 6(a), please explain your reason for acquiring the Registrable Securities:

(7)	Is the Selling Securityholder an affiliate of a registered broker-dealer?
Yes	☐

No	☐
If “Yes”, please identify the registered broker-dealer(s), describe the nature of the affiliation(s) and answer subsection (a) and subsection (b):

(a)	Did the Selling Securityholder purchase the Registrable Securities in the ordinary course of business (if no, please explain)?
Yes	☐

No	☐ Explain:
(b)	Did the Selling Securityholder have an agreement or understanding, directly or indirectly, with any person to distribute the Registrable Securities at the same time the Registrable Securities were originally purchased (if yes, please explain)?
Yes	☐ Explain:

No	☐
(8)	Is the Selling Securityholder a non-public entity?
Yes	☐

No	☐
If “Yes”, please answer subsection (a):
(a)	Identify the natural person or persons that have voting or investment control over the Registrable Securities that the non-public entity owns:

3

(9)	Plan of Distribution:

Except as set forth below, the undersigned Selling Securityholder (including its donees and pledgees) intends to distribute the Registrable Securities listed above in Item (3) pursuant to the Shelf Registration Statement only as follows (if at all): Such Registrable Securities may be sold from time to time directly by the undersigned Selling Securityholder or, alternatively, in accordance with the Registration Rights Agreement, through underwriters, broker-dealers or agents. If the Registrable Securities are sold through underwriters or broker-dealers, the Selling Securityholders will be responsible for underwriting discounts or commissions or agent commissions. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve cross or block transactions) (i) on any national securities exchange or quotation service on which the Registrable Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market, or (iv) through the writing of options. In connection with sales of the Registrable Securities or otherwise, the undersigned Selling Securityholder may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Registrable Securities in the course of hedging positions they assume. The undersigned Selling Securityholder may also sell Registrable Securities short and deliver Registrable Securities to close out short positions, or loan or pledge Registrable Securities to broker-dealers that in turn may sell such securities.

State any exceptions here:
Note: In no event will such method(s) of distribution take the form of an underwritten offering of the Registrable Securities without the prior agreement of the Company.
The undersigned Selling Securityholder acknowledges that it understands its obligations to comply with the provisions of the Securities Exchange Act of 1934, as amended, and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Registrable Securities pursuant to the Shelf Registration Agreement. The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.
Pursuant to the Registration Rights Agreement, the Company has agreed under certain circumstances to indemnify the Selling Securityholder against certain liabilities.
In the event the undersigned transfers all or any portion of the Registrable Securities listed in Item (3) above after the date on which such information is provided to the Company other than pursuant to the Shelf Registration Statement, the undersigned agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Selling Securityholder Questionnaire and the Registration Rights Agreement.
In accordance with the undersigned’s obligation under the Registration Rights Agreement to provide such information as may be required by law or by the staff of the Commission for inclusion in the Shelf Registration Statement, the undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur

4

subsequent to the date hereof at anytime while the Shelf Registration Statement remains effective. All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing, by hand-delivery, first-class mail, or air courier guaranteeing overnight delivery to the address set forth below.
     By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items (1) through (9) above and the inclusion of such information in the Shelf Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Shelf Registration Statement and the related prospectus.
     Once this Selling Securityholder Questionnaire is executed by the undersigned and received by the Company, the terms of this Selling Securityholder Questionnaire, and the representations, warranties and agreements contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives, and assigns of the Company and the undersigned with respect to the Registrable Securities beneficially owned by the undersigned and listed in Item (3) above. This Selling Securityholder Questionnaire shall be governed in all respects by the laws of the State of New York.
     IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Selling Securityholder Questionnaire to be executed and delivered either in person or by its duly authorized agent.
Dated:

Beneficial Owner

By:

Name:

Title:

PLEASE RETURN THE COMPLETED AND EXECUTED SELLING SECURITYHOLDER QUESTIONNAIRE TO THE COMPANY AT:
DLA Piper US LLP
2000 University Avenue
East Palo Alto, CA 94303
Tel: (650) 833-2000
Fax: (650) 833-2001
Attn: Benjamin G. Griebe

5